UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 6, 2006
PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447

(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin	54957-0156

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 722-3451
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 6, 2006, Plexus Corp. announced adjusted results for the first quarter ended December 31, 2005. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006	PLEXUS CORP. (Registrant)
	By:	/s/ F. Gordon Bitter
F. Gordon Bitter
Chief Financial Officer

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